UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

 _________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

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ARtelligence Holdings, Inc.
(Exact name of registrant as specified in its charter)

 _______________________________

Delaware	333-141907	84-2340972
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8735 Dunwoody Place, Suite 6, Atlanta, GA. 30350

(Address of Principal Executive Offices) (Zip Code)

(404) 506-5716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The Company has determined that it will not directly provide AI Ethical Solutions consulting. Rather, in those instances of a consulting engagement, the Company will look to subcontract the work to such parties as the Distributed AI Research Institute or McKinsey's QuantumBlack.

The Company offers to major corporations and very high net worth individuals, our Image Library Tax Optimization Transaction (ILTOT). The custom-designed ILTOT involves complex tax concerns. These tax technicalities are best addressed via a Private Letter Ruling from the U.S. Internal Revenue Service. The Company has established a referral relationship with Dentons, the world's largest global law firm, to offer services to facilitate our unique clients in applying for their ILTOT-specific IRS Private Letter Ruling.

Each ILTOT requires original and digital images. The Company’s AI Visual Thesauri has the digital images. El Dorado Family Group, Ltd., the Control Person of the Company agreed to provide possibly the world’s largest private collection of original images. The El Dorado Family Group collection has been independently appraised as having a maximum insurable value of over $2,000,000,000. In exchange for the use of its collection for the Company’s ILTOT program, El Dorado Family Group and its Original Collection Curators, serving as advisors to the Company, have been granted shares of the Company’s common stock.

The Company’s new website is: AI-ARtelligence.com

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 30, 2025, the Company filed with the SEC a Motion for a Further Extension of Time Pursuant to Rule 161 to Regain Compliance based upon the written request (submitted as Exhibit A) of the Company’s auditor. The Company and its auditor are endeavoring to complete all required reports and to bring the Company back into compliance as soon as possible, not later than November 30, 2025.

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Item 4.01 Changes in Registrant’s Certifying Accountant

The Company’s longtime auditor, M&K CPAs, LLC., a firm that specializes in Pink Sheet and micro-cap stocks, was engaged. Audit partner, Cecil Garrick was assigned to the Company. In the opening discussions, management believed that Mr. Garrick was out of his depth. Moreover, his approach did not seem to be based on the principles and practices of accounting (“Nobody with something worth so much would put it into Tautachrome”). Before any work was started, the Company requested Mr. Garrick to stop and return the engagement fee. Mr. Garrick refused to return the money. Attempts to contact other partners of his firm have been unsuccessful. The matter has been turned over to our outside litigator.

It took the Company considerable time and expense to find an auditor who could comprehend the intellectual properties infused into the Company. Therefore, the Company engaged independent valuation expert, C. Zachary Meyers, PLLC. —listed on Forbes 2025 “America’s Top CPAs for Valuations.” The firm valued the Company’s proprietary AI Visual Thesauri at $5,230,085,000.

The Company intends to have its Image Library Tax Optimization Transaction intellectual property valued by the Meyers firm as soon as practicable and as market conditions allow.

Recently, the Company engaged FM Financial Services LLC, a PCAOB registered firm, to serve as its auditor. The necessary reviews of outstanding quarterly reports and the audits of 2023 and 2024 annual reports is vigorously ongoing. The auditor comprehends the nature of the Company’s assets and urgent need to regain regulatory compliance.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James Killings, Jr., Chief Financial Officer, has been appointed to the Board of Directors and to serve as the Company’s Treasurer.

Benjamin T. Moore, III, has been appointed to the Board of Directors and is an Independent Director. He was formerly the interim head of the Company’s AI Ethical Solutions consultancy.

The Company’s Board of Directors is now comprised of:

⁃	Timothy Holly, Chairman and Chief Executive Officer.

⁃	James Killings, Jr., Director, Treasurer, Chief Financial Officer.

⁃	Gregory Carter, Independent Director, Chairman of the Nominating and Governance Committee.

⁃	Wendell McCain, Independent Director and Chairman of the Audit Committee.

⁃	Benjamin Moore, III, Independent Director and Chairman of the Compensation Committee.

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An Advisory Board was formed to help guide the future of the Company. Seven positions were created. Three persons have been appointed:

⁃	James A. Alexander, Jr., J.D., M.Div., Senior Associate Attorney, Reed Smith LLC.

⁃	Edward Owens, III, J.D., Chief Executive Officer of the Kentucky County Employees Retirement System.

⁃	Robert Scarbrough, J.D., M.Div., private practice, retired from 30 years in the Office of the Chief Legal Counsel of the U.S. Internal Revenue Service.

Existing executives of the Company are:

⁃	Stephen Kent Radford, Chief Strategy Officer.

⁃	D. Benny Bennafield, Chief Storyteller/Head of Datamorrow (our external sales group).

⁃	Antoon Thies (based in The Netherlands), Head of European Operations.

⁃	Romesh de Silva (based in Colombo, Sri Lanka), Head of Asian Operations.

⁃	Timothy Williams, (based in Medellín, Columbia), Head of Regal Photo Archive.

As compensation for their services and efforts, the Company has granted shares of common stock to its Board of Directors members (except Chairman Holly), Advisory Board members, Executives, El Dorado Family Group, and El Dorado Original Collection Curators. None of these parties have received stock equal five percent (5%) of the Company’s outstanding shares.

All shares of the Company’s common stock were granted pursuant to a benefits plan and or advisor agreement, effective October 1, 2025. Consequently, they were issued as S-8 shares. The Company intends to file a registration for all S-8 shares. The Company will be responsible for the fees and costs associated with such registration.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARtelligence Holdings, Inc.

Date: October 14, 2025	By	/s/ Timothy A. Holly
Name: Timothy A. Holly Title: Chairman/Chief Executive Officer

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